                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          THE GREATER CHINA FUND, INC.
                    C/O UBS GLOBAL ASSET MANAGEMENT (US) INC.
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                                                                    May 7, 2004
To the Stockholders:

      The annual meeting of stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 a.m. on June 15, 2004, at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room E, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

      At the annual meeting, stockholders will elect certain of the Fund's directors whose terms expire in 2004 and elect a director to fill a vacancy as a director for a term expiring in 2005. There will also be an opportunity to discuss matters of interest to you as a stockholder.

      Your Fund's directors recommend that stockholders re-elect Messrs. Edward
Y. Baker, John A. Bult and Jonathan J.K. Taylor and elect Mr. C. William Maher, who are standing for election as directors of the Fund.

                                           Respectfully,


/s/ Ronald G.M. Watt                       /s/ Richard B. Bradley


RONALD G.M. WATT                           RICHARD B. BRADLEY
PRESIDENT                                  CHAIRMAN OF THE BOARD


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

                          THE GREATER CHINA FUND, INC.

                             -----------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

To the Stockholders of
THE GREATER CHINA FUND, INC.:

      Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room E, New York, New York 10019 on June 15, 2004, at 11:00 a.m. for the following purposes:

     (1) To elect three Class I directors to serve for a term expiring on the date of the annual meeting of stockholders in 2007 or until their respective successors shall have been duly elected and qualified.

     (2) To elect a director to fill a vacancy as a Class II director to serve for a term expiring on the date of the annual meeting of stockholders in 2005 or until his or her successor shall have been duly elected and qualified.

     (3) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

      Holders of record of the shares of common stock of the Fund at the close of business on April 13, 2004, are entitled to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,

                                          /s/ PAUL H. SCHUBERT

                                          PAUL H. SCHUBERT

                                          SECRETARY

May 7, 2004


IMPORTANT-WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                                     GENERAL

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the annual meeting of stockholders, to be held at the offices of the administrator, UBS Global Asset Management (US) Inc., 51 West 52nd Street, 16th Floor, Room E, New York, New York 10019 on June 15, 2004, at 11:00 a.m., and at any adjournments thereof.

      This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about May 10, 2004. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund's Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Paul H. Schubert, Secretary to the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund.

      Holders of record of the common stock of the Fund at the close of business on April 13, 2004, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 12,597,503 shares of common stock outstanding as of the date of this Proxy Statement. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                        (1) ELECTION OF CLASS I DIRECTORS

      The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor, constituting Class I directors, expire at the 2004 annual meeting of stockholders.

      Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as directors of the Fund to serve as Class I directors of the Fund for a term expiring on the date of the 2007 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                     CLASS I

                                 Edward Y. Baker
                                  John A. Bult
                              Jonathan J.K. Taylor

REQUIRED VOTE

      Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE THREE DIRECTOR NOMINEES.

                        (2) ELECTION OF CLASS II DIRECTOR

      The Certificate of Incorporation and the By-Laws of the Fund provide that any vacancies on the Board of Directors caused by the resignation of a director shall be filled by a majority vote of the directors then in office. A director appointed to fill a vacancy by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold the office for the balance of the term then remaining. On October 28, 2003, the Fund's Board of Directors appointed C. William Maher as a Class II director to fill the vacancy on the Board of Directors resulting from the resignation of Hugh G. Lynch on July 1, 2003. Mr. Maher previously served as Treasurer of the Fund from 1992 through 1998. The Board of Directors proposes that C. William Maher be elected as a Class II director of the Fund for a term expiring on the date of the 2005 annual meeting of stockholders, or until his successor is duly elected and qualified.

      Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominee listed below as a director of the Fund to serve as a Class II director of the Fund for a term expiring on the date of the 2005 annual meeting of stockholders, or until his or her successor is duly elected and qualified. Such nominee has consented to stand for election and to serve if elected. If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEE LISTED BELOW.

                                    CLASS II

                                C. William Maher

REQUIRED VOTE

      Election of the listed nominee for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE LISTED NOMINEE.

      INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

      The following table sets forth certain information concerning each of the directors and nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

      Directors considered by the Fund and its counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager:

                                                     TERM OF          PRINCIPAL OCCUPATION(S)
                                                     OFFICE;                DURING PAST                      NUMBER OF PORTFOLIOS
                                 POSITION(S)        LENGTH OF            FIVE YEARS; OTHER                     IN FUND COMPLEX
   NAME (AGE) AND ADDRESS      HELD WITH FUND      TIME SERVED          DIRECTORSHIPS HELD                   OVERSEEN BY DIRECTOR
   ----------------------      --------------      -----------        -----------------------                --------------------
John A. Bult (68)*                Director        Director since     Chairman of PaineWebber                           1
1285 Avenue of the Americas                         1992; term       International Inc.; Director of The
37th Floor                                         expires 2004      Germany Fund, Inc.; The New
New York, NY 10019                                                   Germany Fund, Inc.; The Central
                                                                     Europe and Russia Fund, Inc.;
                                                                     The France Growth Fund, Inc.

----------
  * Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in the rights offerings conducted by the Fund in 1994 and 1996.

      Directors considered by the Fund and its counsel NOT to be "interested persons" (as defined in the 1940 Act):

                                                      TERM OF          PRINCIPAL OCCUPATION(S)
                                                      OFFICE;                DURING PAST                 NUMBER OF PORTFOLIOS
                                POSITION(S)          LENGTH OF            FIVE YEARS; OTHER                 IN FUND COMPLEX
   NAME (AGE) AND ADDRESS     HELD WITH FUND        TIME SERVED           DIRECTORSHIPS HELD             OVERSEEN BY DIRECTOR
   ----------------------     --------------        -----------        -----------------------           --------------------
Richard B. Bradley (66)       Chairman and         Director since    Director of The Aberdeen New                   1
22 Smith Terrace                Director             1992; term      Dawn Investment Trust Limited;
London SW3 4DL                                      expires 2005     previously Director of Sports
England                                                              Adviser, Plc (advising on results
                                                                     of sporting events); previously
                                                                     Group Managing Director of Asia
                                                                     Equity Holdings

Edward Y. Baker (69)            Director           Director since    Investment Consultant;                         1
15 Artinger Court                                    1992; term      Chairman, Board of Trustees,
Toronto, Ontario                                    expires 2004     Rogers Sugar Income Fund;
Canada M3B 1J9                                                       previously President and Chief
                                                                     Executive Officer, HOOPP
                                                                     Investment Management Limited
                                                                     and Chief Investment Officer,
                                                                     Hospitals of Ontario Pension Plan

John A. Hawkins (61)            Director           Director since    Previously Executive Vice                      1
Bank of Bermuda                                      1992; term      President-Private Clients, The
  (Guernsey) Ltd.                                   expires 2006     Bank of Bermuda Ltd.; Director
Arnold House                                                         of All Points Multi-Manager Plc
St Julian's Avenue                                                   (UCIT fund); SR Global Fund
St Peter Port                                                        Inc.; MW Japan Fund Ltd.; MW
Guernsey GY1 3NF                                                     Nippon Fund Ltd.
Channel Islands

                                                     TERM OF          PRINCIPAL OCCUPATION(S)
                                                     OFFICE;                DURING PAST                 NUMBER OF PORTFOLIOS
                                  POSITION(S)       LENGTH OF            FIVE YEARS; OTHER                 IN FUND COMPLEX
   NAME (AGE) AND ADDRESS       HELD WITH FUND     TIME SERVED           DIRECTORSHIPS HELD             OVERSEEN BY DIRECTOR
   ----------------------       --------------     -----------        -----------------------           --------------------
C. William Maher (43)             Director        Director since     Managing Director of Nicholas                 1
Nicholas Applegate                                  2003; term       Applegate Capital Management
  Capital Management                               expires 2004
600 West Broadway
San Diego, CA 92101

Jonathan J.K. Taylor (60)         Director        Director since     Chairman and Managing                         1
Dragon Partners Ltd.                                1992; term       Director of Dragon Partners
Moorhead James                                     expires 2004      Ltd. (consulting for
21 New Fetter Lane                                                   investment managers); Chairman,
London EC4A 1AW                                                      Schroder Japan Growth Fund
England                                                              Limited; Director, Onyx Country
                                                                     Estates Limited (family property
                                                                     company); Director, AVK
                                                                     Securities & Finance Ltd.
                                                                     (Russia)

Tak Lung Tsim (57)                Director        Director since     Principal, T.L. Tsim & Associates             1
Century Square                                      1992; term       Ltd. (macropolitical analysis);
1 D'Aguilar Street, Suite 1001                     expires 2006      Member of Li Po Chun United
Central Hong Kong                                                    World College of Hong Kong;
                                                                     Director of Playmates Holdings
                                                                     Limited (toy company); Director
                                                                     of New-Alliance Asset
                                                                     Management (Asia) Ltd.;
                                                                     Director of Far Eastern
                                                                     Polychem Industries; Director of
                                                                     China Medical Sciences Ltd.

      Effective July 1, 2003, and July 7, 2003, Mr. Hugh Lynch and Mr. Richard Graham, respectively, resigned as Directors of the Fund. On October 28, 2003,
   C. William Maher was appointed by the Board of Directors as a Class II Director of the Fund to fill the vacancy caused by the resignation of Mr. Hugh Lynch. After the resignation of Mr. Richard Graham, the Board of Directors determined to reduce the number of Class III Directors from three to two.

EXECUTIVE OFFICERS

      The following people are executive officers of the Fund:

                                                     TERM OF          PRINCIPAL OCCUPATION(S)
                                                     OFFICE;                DURING PAST                 NUMBER OF PORTFOLIOS
                                  POSITION(S)       LENGTH OF            FIVE YEARS; OTHER                 IN FUND COMPLEX
   NAME (AGE) AND ADDRESS       HELD WITH FUND     TIME SERVED           DIRECTORSHIPS HELD             OVERSEEN BY DIRECTOR
   ----------------------       --------------     -----------        -----------------------           --------------------
Ronald G.M. Watt (57)             President        President         Director of Institutional and               7
Baring Asset Management                           since 1998*        Mutual Fund Group of Baring
  Limited                                                            Asset Management Limited
155 Bishopsgate
London EC2M 3XY
England

                                                     TERM OF          PRINCIPAL OCCUPATION(S)
                                                     OFFICE;                DURING PAST                 NUMBER OF PORTFOLIOS
                                  POSITION(S)       LENGTH OF            FIVE YEARS; OTHER                 IN FUND COMPLEX
   NAME (AGE) AND ADDRESS       HELD WITH FUND     TIME SERVED           DIRECTORSHIPS HELD             OVERSEEN BY DIRECTOR
   ----------------------       --------------     -----------        -----------------------           --------------------
Paul H. Schubert (41)           Treasurer and      Treasurer and     Executive Director and Head of              1
UBS Global Asset                  Secretary         Secretary        Mutual Fund Services at UBS Global
  Management (US) Inc.                              since 1999*      Asset Management (US) Inc.;
51 West 52nd Street                                                  Treasurer for other investment
New York, NY 10019                                                   companies for which UBS Global
                                                                     Asset Management (US) Inc. serves
                                                                     as investment adviser and/or
                                                                     administrator

Rose Ann Bubloski (36)          Vice President     Vice President    Associate Director and Manager              1
UBS Global Asset                                     since 2004*     of the Mutual Fund Finance
  Management (US) Inc.                                               Department of UBS Global Asset
51 West 52nd Street                                                  Management (US) Inc.
New York, NY 10019

----------
  * The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD--BOARD MEETINGS

      The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

      The Board of Directors of the Fund met three times during the fiscal year ended December 31, 2003. During such period, each director who was a director at the time of such meeting attended each meeting of the Board of Directors and of the committees of the Board on which they served.

EXECUTIVE COMMITTEE

      The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal period ended December 31, 2003.

AUDIT COMMITTEE

      The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Maher and Tsim, each of whom is not an "interested person" of the Fund or of Baring Asset Management (Asia) Ltd., the Fund's investment manager, within the meaning of Section 2(a)(19) of the 1940 Act (a "noninterested director") and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met three times during the fiscal year ended December 31, 2003.

      In March 2004, the Audit Committee amended its written charter to reflect corporate governance rules and initiatives recently enacted by the Securities and Exchange Commission and the New York Stock Exchange. The revised Audit Committee Charter is attached as Annex A hereto. The principal purposes of the Audit Committee are the following: (i) oversight of (a) the Fund's accounting and financial reporting processes, its internal controls and, as appropriate, the internal controls of certain of the Fund's service providers, (b) the quality and integrity of the Fund's financial statements and the independent audit thereof, (c) the Fund's compliance with legal and regulatory requirements, and (d) the independent auditors' qualifications, independence and performance;

(ii) the selection of the independent auditors to recommend to the Board for appointment; and (iii) acting as a liaison between the Fund's independent auditors and the Board of Directors. Management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate financial reporting principles and policies, and
(iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, at a meeting held on February 20, 2004, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

      The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an "audit committee financial expert." Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2003.

                                                   Edward Y. Baker
                                                   Richard B. Bradley
                                                   John A. Hawkins
                                                   C. William Maher
                                                   Tak Lung Tsim

                                                   MARCH 9, 2004

NOMINATING COMMITTEE

      The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee met once during the fiscal period ended December 31, 2003. In March 2004, the Nominating Committee adopted a charter, a copy of which is attached hereto as Annex B.

      The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of vacancy in the office of a director, the Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

      The Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Nominating Committee and the Board of Directors.

      The Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2005 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

      The Fund's officers receive no compensation from the Fund. The directors who are "interested persons" of the Fund or of the Fund's investment manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2003, to the persons who were noninterested directors during such period:

                                AGGREGATE     PENSION OR RETIREMENT     ESTIMATED ANNUAL       TOTAL COMPENSATION
                              COMPENSATION     BENEFITS ACCRUED AS        BENEFITS UPON        FROM FUND AND FUND
NAME OF DIRECTOR                FROM FUND     PART OF FUND EXPENSES        RETIREMENT       COMPLEX PAID TO DIRECTORS
----------------              ------------    ---------------------     ----------------    -------------------------
Edward Y. Baker                  $16,000                --                     --                    $16,000
Richard B. Bradley               $16,000                --                     --                    $16,000
John A. Hawkins                  $16,000                --                     --                    $16,000
Hugh G. Lynch*                   $ 9,000                --                     --                    $ 9,000
C. William Maher                 $ 4,500                --                     --                    $ 4,500
Jonathan J.K. Taylor             $16,000                --                     --                    $16,000
Tak Lung Tsim                    $16,000                --                     --                    $16,000

----------
* Resigned effective July 1, 2003.

      The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of up to $2,000 per directors' meeting attended and an annual director's fee of $10,000.

      The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. One of the Fund's officers is also an officer, director, employee and stockholder of certain affiliates of the Fund's investment manager.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES IN THE FUND OR FUND COMPLEX

      As of March 31, 2004, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                        DOLLAR RANGE OF EQUITY SECURITIES        INVESTMENT COMPANIES OVERSEEN
NAME OF DIRECTOR                                   IN THE FUND                    BY DIRECTOR IN FUND COMPLEX
----------------                        ---------------------------------      --------------------------------
Edward Y. Baker                                    $10,001-50,000                        $10,001-50,000
Richard B. Bradley                                 $10,001-50,000                        $10,001-50,000
John A. Bult                                      $50,001-100,000                       $50,001-100,000
John A. Hawkins                                    $10,001-50,000                        $10,001-50,000
C. William Maher                                               $0                                    $0
Jonathan J.K. Taylor                               $10,001-50,000                        $10,001-50,000
Tak Lung Tsim                                                  $0                                    $0

DIRECTOR OWNERSHIP OF SECURITIES IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

      As of March 31, 2004, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                        NAME OF OWNERS AND                                                        PERCENT
                         RELATIONSHIPS TO                                TITLE OF     VALUE OF      OF
NAME OF DIRECTOR             DIRECTOR                COMPANY               CLASS     SECURITIES    CLASS
----------------        ------------------           -------             --------    ----------   -------
John A. Hawkins          John and Jennifer     Baring-Coller             Units (3)  $100,000 (4)     *
                            Hawkins (1)        Secondaries Fund (2)

----------
*   Amounts to less than 1% of class.
(1) Joint account with spouse.
(2) Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.
(3) Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).
(4) Represents amount committed. As of March 31, 2004, $50,000 had been called.

OTHER DIRECTOR INTERESTS IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

      As of March 31, 2004, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Baring Trustees (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Both of these entities are indirect subsidiaries of Baring Asset Management Holdings Limited, of which the Fund's investment manager is also an indirect subsidiary. As of March 31, 2004, Mr. Hawkins's contingent beneficial interest in the trust was approximately $630,000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the best of the Fund's knowledge, as of April 30, 2004, the only persons to have beneficial ownership of more than 5% of the outstanding voting stock are as follows:

                                                          AMOUNT OF                         PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP                 OUTSTANDING SHARES
------------------------------------                --------------------                 ------------------
Lazard Asset Management LLC                             715,900 shares                          5.6%
   30 Rockefeller Plaza
   New York, New York 10112

U.S. Trust Company of New York                          630,306 shares                          5.0%
   114 West 47th Street
   New York, New York 10036

INVESTMENT MANAGER AND ADMINISTRATOR

      Baring Asset Management (Asia) Ltd. serves as investment manager for the Fund. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong. Baring Asset Management (Asia) Ltd. is an indirect wholly-owned subsidiary of Baring Asset Management Limited, which is in turn an indirect wholly-owned subsidiary of ING Groep N.V. Baring Asset Management Limited is a leading international investment manager and, through its subsidiaries, had approximately $35.2 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2003.

      UBS Global Asset Management (US) Inc. serves as the Fund's administrator. The administrator is an affiliate of UBS Securities LLC. The administrator's offices are located at 51 West 52nd Street, New York, New York 10019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act as applied to the Fund require the Fund's officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2003 the Fund believes that all filings applicable to the Fund's officers, directors and ten-percent stockholders required for such fiscal year were made except that the Form 3 of Mr. Maher, and the Form 3 and Form 4 reporting three transactions of Mr. Tsim, were filed late.

INDEPENDENT ACCOUNTANTS

      The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, Ernst & Young LLP ("Ernst & Young") as the independent auditors to audit the accounts of the Fund for the fiscal year ended December 31, 2004. Ernst & Young served as independent auditors to audit the Fund's accounts for the fiscal year ended December 31, 2003. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

      A representative of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if he desires to do so and will be available to answer questions.

      The aggregate fees billed to the Fund by Ernst & Young for services rendered by Ernst & Young for the fiscal years ended December 31, 2003 and 2002, respectively, are described below.

AUDIT FEES

      For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate audit fees billed by Ernst & Young to the Fund are shown in the table below.

                       2003             2002
                       ----             ----
                     $43,500          $43,200

      Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

AUDIT-RELATED FEES

      In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                      2003*            2002*
                      ----             ----
                     $2,500             $0

----------
* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

      Fees included in the audit-related category are those associated with reading and providing comments on the Fund's semi-annual financial statements as of June 30, 2003.

TAX FEES

      In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

                     2003*            2002*
                     ----             ----
                    $7,600           $6,800

----------
* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission rules relating to the pre-approval of non-audit services had been in effect at that time.

      Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

ALL OTHER FEES

      In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

                     2003             2002
                      $0               $0

      Fees included in the all other fees category comprise services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      The Fund's Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services performed by the Fund's independent accountants for the Fund, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

SERVICES APPROVED PURSUANT TO PARAGRAPH (c)(7)(i)(c) OF RULE 2-01 OF REGULATION S-X

      There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees for non-audit services rendered on behalf of the Fund ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the Fund are shown in the table below.

                                  2003             2002
                                  ----             ----
Covered Services                 $10,100          $6,800
Non-covered Services             $     0          $    0

      During the past fiscal year, all Covered Services provided by Ernst & Young to the Fund were pre-approved by the Fund's Audit Committee. There were no Non-covered Services required to be considered by the Fund's Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Non-covered Services by Ernst & Young would be compatible with maintaining the independence of Ernst & Young.

                                (2) OTHER MATTERS

      The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

      Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of UBS Global Asset Management (US) Inc., the Fund's administrator, or PFPC Inc., the Fund's transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund's officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, WAS MAILED TO STOCKHOLDERS ON OR ABOUT MARCH 1, 2004. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 2003 ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THAT ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. Requests should be directed to the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027; telephone: (800) 331-1710.

      In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 15, 2004, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

      Any proposal by a stockholder of the Fund intended to be presented at the 2005 annual meeting of stockholders of the Fund must be received by Paul H. Schubert, Secretary of the Fund, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019, not later than February 4, 2005.

STOCKHOLDER COMMUNICATIONS

      The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, UBS Global Asset Management (US) Inc., at 51 West 52nd Street, New York, New York 10019, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund's administrator and/or officers of the

Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

                                             By order of the Board of Directors,

                                             /s/ PAUL H. SCHUBERT

                                             PAUL H. SCHUBERT
                                             SECRETARY

51 West 52nd Street
New York, New York 10019
May 7, 2004

                                                                      APPENDIX A

                          THE GREATER CHINA FUND, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

      There shall be a committee of the Board of Directors of The Greater China Fund, Inc. (the "Fund") to be known as the Audit Committee. The Audit Committee shall be composed of three independent directors. A person shall be considered to be independent if he or she: (a) is not an "interested person" as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act") and (b) meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

      Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board of Directors in its business judgment. The Audit Committee shall determine annually whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in Form N-CSR.

      Members of the Audit Committee shall not simultaneously serve on the audit committees of more than two other public companies unless the Fund's Board of Directors determines that such simultaneous service would not impair the ability of the member to serve effectively on the Audit Committee.

STATEMENT OF PURPOSE

      The purposes of the Audit Committee are as follows:

          (a) to oversee the Fund's accounting and financial reporting processes, the Fund's internal controls (including its internal audit function) and, as appropriate, to inquire into the internal controls of certain of the Fund's service providers;

          (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

          (c) to oversee, or, as appropriate, to assist Board oversight of, the Fund's compliance with legal and regulatory requirements;

          (d) to exercise responsibility for the recommendation to the Board of the Fund's independent auditors and to oversee the auditors' qualifications, independence and performance; and

          (e) to act as a liaison between the Fund's independent auditors and the Board.

      The independent auditors for the Fund shall report directly to the Audit Committee.

RESPONSIBILITIES

      In carrying out the purposes specified above, the Audit Committee will have the following duties and powers:

          (a) to review and to recommend to those Board members who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act) the selection, retention and termination of the

               Fund's independent auditors and to oversee the work of the Fund's independent auditors or any other public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Fund (including resolution of disagreements between management and the independent auditor regarding financial reporting) and, in connection therewith, to review and evaluate matters potentially affecting the qualifications and independence of the auditors;

          (b) to provide prior approval of the engagement of the independent auditors to provide: (i) all audit or permissible non-audit services to the Fund, and (ii) all non-audit services to the Fund's investment adviser, or any affiliated person of the investment adviser, that relate directly to the Fund's operations and financial reporting, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws; the Audit Committee shall also consider the controls applied by the auditors and any measures taken by management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

          (c) to review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

          (d) to consider whether the provision of non-audit services by the Fund's independent auditors to the Fund's investment adviser or any affiliated person of the investment adviser that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

          (e) to meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to review the scope of non-audit services being provided; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit; (iv) to consider the independent auditors' comments with respect to the Fund's accounting and financial reporting policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (v) to review the responsibilities and staffing of the Fund's internal audit function; (vi) to review any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management, and management's response thereto; (vii) to review the form of the opinion the independent auditors propose to render to the Board and the Fund's shareholders; and (viii) to review any other reports, representations or communications from the independent auditors regarding matters within the Audit Committee's scope of responsibilities under this Charter;

          (f) at least annually, to obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Fund so as to assess the auditors' independence;

          (g) to review with the Fund's principal executive and/or principal financial officers in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

          (h) to meet with the Fund's management and, in the case of audited financial statements, the auditors: (i) to discuss the annual audited financial statements and semi-annual financial statements and any quarterly financial statements; (ii) to discuss generally press releases regarding financial performance and any financial information and financial guidance provided to analysts and rating agencies, if any (but the Audit Committee need not discuss in advance each press release regarding financial information or each instance in which the Fund may provide financial guidance);
               (iii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) to review all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management; and (v) to review other material written communications between the auditor and the Fund, including any management letter, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter;

          (i) to discuss guidelines and policies with respect to risk assessment and risk management by the Fund;

          (j) to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

          (k) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

          (l) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

          (m) to set clear hiring policies for employees or former employees of the independent auditors;

          (n) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

          (o) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter; the performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate; the report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make such report;

          (p) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

          (q) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

      The Audit Committee shall meet as often as necessary to carry out its obligations. The Audit Committee may require any officer or employee of the Fund or the Fund's outside counsel or independent auditors to attend a committee meeting or to meet with any members of, or consultants to, the Committee and to provide pertinent information as necessary.

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of conducting the audit and preparing and issuing their audit report or performing other audit, review or attest services, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of two or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

      The Board shall adopt and approve this Charter. The Audit Committee shall review this Charter at least annually. Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

SCOPE OF AUDIT COMMITTEE RESPONSIBILITY

      In fulfilling their responsibilities under this Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the fact that one or more members may be designated an "audit committee financial expert." As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Committee receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

      The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers.

Adopted: March 9, 2004

                                                                      APPENDIX B

                          THE GREATER CHINA FUND, INC.
                          NOMINATING COMMITTEE CHARTER

MISSION

      The Nominating Committee of the Board of Directors of The Greater China Fund, Inc. (the "Fund") is responsible for identifying individuals qualified to become Board members and for recommending to the Board suitable nominees.

MEMBERSHIP

      The Nominating Committee shall consist of a minimum of three members of the Board of Directors each of whom is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund or its investment adviser. The Board of Directors shall appoint and may remove members of the Committee.

AUTHORITY AND RESPONSIBILITIES

      In furtherance of its mission, the Nominating Committee shall have the following authority and responsibilities:

      1. To identify individuals qualified to become members of the Board of Directors and to select, or recommend that the Board select, nominees to stand for election as directors at the next annual meeting of shareholders or, if applicable, at a special meeting of shareholders.

      - In selecting or recommending candidates, the Committee shall take into consideration the criteria approved by the Board, including, but not limited to, the candidate's personal and professional integrity, business judgment, relevant experience and skills (including experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight), the potential to be an effective director on the Board and any committees of the Board, and such other factors as it deems appropriate.

      - In the case of vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill that vacancy either through appointment by the Board or through election by the shareholders.

      - The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

      - The Committee shall consider all candidates recommended by the Fund's shareholders in accordance with the procedures set forth in the Fund's annual proxy statement.

      - The Committee may consider candidates proposed by management, but is not required to do so.

      2. To identify and recommend to the Board of Directors members of the Board qualified to fill vacancies on any committee of the Board (including the Nominating Committee). In nominating a candidate for committee membership, the Committee shall take into consideration the criteria approved by the Board and the factors set forth in the charter of that committee (if any) as well as any other factors the Nominating Committee deems appropriate. The Committee may also recommend the removal of a director from any committee of the Board.

      3. If required, to assist management in the preparation of disclosure in the Fund's annual proxy statement about the Committee's operations.

      4. To perform any other duties and responsibilities relating to the nomination of candidates for membership on the Board of Directors or on any Committee of the Board that the Board may expressly delegate to the Committee.

STRUCTURE AND OPERATIONS

      The Board of Directors shall designate one member of the Committee as the Committee's chairperson. The committee shall meet at least once a year at a time and place determined by the committee's chairperson, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the committee or its chairperson. Members of the committee may participate in a meeting of the committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee shall report to the Board on its meetings. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

DELEGATION TO SUBCOMMITTEES

      The committee may, in its discretion, delegate all or a portion of its authority and responsibilities to subcommittees of the committee.

RESOURCES AND AUTHORITY

      The committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to select, retain, terminate and approve any search firm, outside counsel or other adviser engaged to assist in identifying director candidates as it deems appropriate, without seeking approval of the board of directors or management. The committee shall have sole authority to approve related fees and retention terms.

Adopted: March 9, 2004

                                      PROXY

                          THE GREATER CHINA FUND, INC.

                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul H. Schubert and Rose Ann Bubloski as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on April 13, 2004, at the Annual Meeting of Stockholders to be held on June 15, 2004, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SEE REVERSE
  SIDE                                                                  SIDE

    PLEASE MARK                                                        |
/X/ VOTES AS IN                                                        |    4987
    THIS EXAMPLE.                                                      |
                                                                       -----

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE.

    1. Election of Class I Directors.
       NOMINEES: (01) Edward Y. Baker (02) John A. Bult and (03) Jonathan
                 J.K. Taylor

    2. Election of Class II Director.
       NOMINEE: (04) C. William Maher

              FOR                             WITHHOLD
              ALL    / /                 / /  FROM ALL
            NOMINEES                          NOMINEES

         / /
         ----------------------------------------------------
         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
         INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
         SPACE PROVIDED ABOVE.

                              If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".

                              SIGN, DATE AND MAIL YOUR PROXY TODAY.


Signature:                  Date:       Signature:                   Date:
          -----------------      ------           ------------------      ------